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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2005

SOUTHERN PERU COPPER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other Jurisdiction of Incorporation)	1-14066 (Commission File Number)	13-3849074 (IRS Employer Identification Number)
2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016 (Address of Principal Executive Offices) (Zip Code)

(602) 977-6595
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K fling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 2

        This Form 8-K/A is filed as an amendment (Amendment No. 2) to the Current Report on Form 8-K filed by Southern Peru Copper Corporation on April 4, 2005, as amended on April 29, 2005 by Amendment No. 1. Amendment No. 2 is being filed to include additional financial information under Item 9.01.

Item 9.01.    Financial Statements and Exhibits

        Unaudited Condensed Combined Interim Financial Statements as of and for the quarters ended March 31, 2005 and 2004 are filed as Exhibit 99.2 to this Amendment No. 2 and are incorporated in their entirety herein by reference.

Exhibits
2.1	Agreement and Plan of Merger dated as of October 21, 2004, by and among Southern Peru Copper Corporation, SPCC Merger Sub, Inc., Americas Sales Company, Inc., Americas Mining Corporation and Minera México S.A. de C.V. (incorporated by reference to Exhibit 2.1 to SPCC's Current Report on Form 8-K dated October 22, 2004).*
99.1	Audited Combined Financial Statements as of December 31, 2004, and for each of the years in the three-year period ended December 31, 2004.*
99.2	Unaudited Condensed Combined Interim Financial Statements as of and for the quarters ended March 31, 2005 and 2004.

*
Previously filed.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN PERU COPPER CORPORATION
Dated: May 19, 2005	By:	/s/ ARMANDO ORTEGA
	Name:	Armando Ortega
	Title:	Secretary

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EXHIBIT INDEX

Exhibit Number	Description
2.1
Agreement and Plan of Merger dated as of October 21, 2004, by and among Southern Peru Copper Corporation, SPCC Merger Sub, Inc., Americas Sales Company, Inc., Americas Mining Corporation and Minera México S.A. de C.V. (incorporated by reference to Exhibit 2.1 to SPCC's Current Report on Form 8-K dated October 22, 2004).*
99.1	Audited Combined Financial Statements as of December 31, 2004, and for each of the years in the three-year period ended December 31, 2004.*
99.2	Unaudited Condensed Combined Interim Financial Statements as of and for the quarters ended March 31, 2005 and 2004.

*
Previously filed.

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Amendment No. 2
SIGNATURES
EXHIBIT INDEX